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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 7, 2004


                       Allegheny Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-12001                 25-1792394
----------------------------         --------------        -------------------
(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)


    1000 Six PPG Place, Pittsburgh, Pennsylvania          15222-5479
   ------------------------------------------------       ----------
     (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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Item 5.        Other Events

        On May 7, 2004, Allegheny Technologies Incorporated announced that a tentative agreement has been reached on a labor contract covering USWA-represented employees at ATI Allegheny Ludlum and J&L Specialty Steel. The tentative agreement is subject to ratification. Ratification of a new collective bargaining agreement with USWA-represented employees at both Allegheny Ludlum and J&L Specialty is a condition of closing to the acquisition of certain assets of J&L Specialty Steel, LLC (J&L) by a wholly owned subsidiary of ATI Allegheny Ludlum. As previously announced, ratification of the agreement is expected to occur by May 28, 2004. Accordingly, ATI anticipates being able to close the transaction on or before June 1, 2004. A copy of the press release announcing the tentative agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.        Financial Statements and Exhibits.

         (c)   Exhibits

               Exhibit 99.1          Press release dated May 7, 2004



                                Page 2 of 3 Pages


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ALLEGHENY TECHNOLOGIES INCORPORATED



                            By: /s/ Jon D. Walton
                                ------------------------------------------
                                Jon D. Walton
                                Executive Vice President, Human Resources, Chief
                                 Legal and Compliance Officer, General Counsel and Corporate Secretary

Dated: May 10, 2004




                                Page 3 of 3 pages.
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                                  EXHIBIT INDEX


Exhibit 99.1             Press Release dated May 7, 2004.